Exhibit 10.8

EXECUTION VERSION

PLEDGE SUPPLEMENT
SUPPLEMENT NO. 2 dated as of November 5, 2020 to the Pledge Agreement, dated as of May 8, 2020 (as amended, supplemented or otherwise modified by that certain Pledge Amendment, dated as of May 22, 2020, that certain Pledge Amendment, dated as of June 15, 2020, that certain Pledged Interest Release Letter, dated as of June 15, 2020, that certain Pledge Supplement No. 1, dated as of June 15, 2020, that certain Pledge Amendment, dated as of September 14, 2020, and that certain Pledged Interest Release Letter, dated as of September 14, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), by and among the Pledgors from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
Reference is made to the Second Amended and Restated Credit Agreement dated as of May 10, 2018 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of September 17, 2019, by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of May 8, 2020, and by that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Service Properties Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Pledge Agreement or the Credit Agreement, as applicable.
Each of the undersigned (each, a “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Pledge Agreement to become a Pledgor under the Pledge Agreement in consideration for Loans and Letters of Credit previously made to, or issued for the account of, the Borrower.
Accordingly, Administrative Agent and each New Pledgor agree as follows:
SECTION 1. In accordance with Section 32 of the Pledge Agreement, each New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and such New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all respects on and as of the date hereof. In furtherance of the foregoing, each New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to Administrative Agent, its successors and assigns, a security interest in and Lien on all of such New Pledgor’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement) of such New Pledgor. Each reference to a “Pledgor” or the “Pledgors” in the Pledge Agreement shall be deemed to include each New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Pledgor represents and warrants to Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.
SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgors and Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 4. Each New Pledgor hereby represents and warrants that the information of such new Pledgor set forth in Schedules I and II attached hereto is true and correct and is hereby added to the information set forth in Schedules I and II to the Pledge Agreement, respectively. Each New Pledgor hereby agrees that this Supplement may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement.
SECTION 5. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Supplement which are valid.
SECTION 6. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to any New Pledgor shall be given to such New Pledgor at the address set forth under its signature below.
SECTION 7. Each New Pledgor agrees to reimburse Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for Administrative Agent.
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    IN WITNESS WHEREOF, each New Pledgor and Administrative Agent have duly executed and delivered this Supplement to the Pledge Agreement as of the day and year first above written.

Service Properties Trust, as New Pledgor

By:    /s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer
Address: Service Properties Trust
         Two Newton Place
        255 Washington Street, Suite 300
        Newton, Massachusetts 02458-1634
Attention: Chief Financial Officer
Facsimile: (617) 219-8349

Highway Ventures Borrower LLC, as New Pledgor

By:    /s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer
Address: Service Properties Trust
         Two Newton Place
        255 Washington Street, Suite 300
        Newton, Massachusetts 02458-1634
Attention: Chief Financial Officer
Facsimile: (617) 219-8349

HPT SN Holding, Inc., as New Pledgor

By:    /s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer
Address: Service Properties Trust
         Two Newton Place
        255 Washington Street, Suite 300
        Newton, Massachusetts 02458-1634
Attention: Chief Financial Officer

Facsimile: (617) 219-8349

ACKNOWLEDGED AND AGREED
as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Anand J. Jobanputra
Name: Anand J. Jobanputra
Title: Senior Vice President

Schedule I to
Supplement No. 2
to the Pledge Agreement
PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
Service Properties Trust	Banner Newco LLC	1	N/A	100%
Service Properties Trust	HPTWN Properties Trust	2	100	100%
Highway Ventures Borrower LLC	Highway Ventures Properties Trust	3	1,000	100%
HPT SN Holding, Inc.	HPT Cambridge LLC	1	N/A	100%
HPT SN Holding, Inc.	Royal Sonesta, Inc.	4	100	100%

Schedule II to
Supplement No. 2
to the Pledge Agreement
NEW PLEDGOR INFORMATION

Pledgor	Type of Entity	Jurisdiction	Organizational ID No.	Mailing Address of Chief Executive Office
Service Properties Trust	Real estate investment trust	Maryland	04-3262075	Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458
Highway Ventures Borrower LLC	Limited Liability Company	Delaware	84-3373977	Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458
HPT SN Holding, Inc.	Corporation	New York	13-5648107	Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458